SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 28, 2004


                       PAR PHARMACEUTICAL COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                 File Number 1-10827          22-3122182
(State or other jurisdiction of    Commission File Number)    I.R.S. Employer
incorporation or organization)                               Identification No.)



ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                                10977
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (845) 425-7100

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Item 12.  Results of Operations and Financial Condition.
-------   ---------------------------------------------

          On July 28, 2004, Par Pharmaceutical Companies, Inc. issued a press release regarding its earnings for the second quarter ended July 4, 2004. A copy of the press release is set forth in Exhibit 99 attached hereto.

          The information in this Item 12, as well as Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.





                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of: July 30, 2004


                                      PAR PHARMACEUTICAL COMPANIES, INC.
                                      ----------------------------------
                                                 (Registrant)

                                      /s/ Dennis J. O'Connor
                                      -----------------------------------
                                      Dennis J. O'Connor
                                      Vice President and Chief Financial Officer

                                   EXHIBIT INDEX


Exhibit No.         Description
----------          -----------

99 Par Pharmaceutical Companies, Inc. Earnings Press Release dated July 28, 2004